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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 27, 2005
                        (Date of earliest event reported)

                       ATLAS AIR WORLDWIDE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                   0-25732                 13-4146982
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)


2000 WESTCHESTER AVENUE, PURCHASE, NEW YORK                         10577
 (Address of principal executive offices)                         (Zip Code)

                                 (914) 701-8000
              (Registrant's telephone number, including area code)
              ----------------------------------------------------
          (Former name or former address, if changed since last report)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                                TABLE OF CONTENTS


Item 7.01.  Regulation FD Disclosure
Signatures

















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ITEM 7.01 REGULATION FD DISCLOSURE

On July 27, 2005, Atlas Air Worldwide Holdings, Inc. (the "Company") held a conference call to discuss its financial results for the fiscal quarter ended March 31, 2005, among other things. The conference call was previously announced in the Company's press release dated July 25, 2005, as well as in its press release dated July 27, 2005. During such conference call, in addition to information from the aforementioned press releases, the Company disclosed the following information:

     o The Company noted that it has reported in its press release dated July 27, 2005 a pretax profit of $1.5 million for the fiscal quarter ended March 31, 2005, versus the Company's previous guidance of an expected range of $3 million to $8 million of pretax profit for such quarter that had been previously disclosed in the press release dated May 23, 2005 filed as Exhibit 99.2 to the Company's Current Report on Form 8-K filed with the SEC on May 23, 2005. The Company noted that the reason that its pretax profit for the fiscal quarter ended March 31, 2005 was below the low end of the Company's previous guidance for such quarter was due to an increased depreciation expense caused by a reserve taken against inventory and a modest adjustment to the estimated useful lives of some of the Company's aircraft, as well as higher than expected post Chapter 11 emergence costs. The Company further noted in its July 27, 2005 press release that although $1.5 million of pretax profit was below the guidance previously provided, it was still an improvement of about $59.0 million versus a pretax loss of $57.5 million in the first quarter of 2004.

     o The Company discussed the status of the negotiated $12.6 million cash-in-lieu-of-repair settlement with the Company's insurance carriers regarding one of the Company's Boeing 747 200 aircraft (tail number N808MC) that was damaged beyond economic repair when it landed during poor winter weather conditions at Dusseldorf airport on January 24, 2005, which was previously discussed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on June 30, 2005 ("2004 10-K"). The Company noted that it had made a $12.25 million payment to one of its secured lender groups at the end of May 2005, which payment was in exchange for the release of a lien on such aircraft, and the Company had received the negotiated $12.6 million payment from the insurance carriers last week, which payment reimburses the Company for the earlier payment to the lending group. The Company also noted that since the $12.6 million settlement amount paid by its insurance carriers exceeds the net book value of such aircraft, the Company expects to record a gain in its third quarter 2005 financial results. The Company further noted that with this settlement, the size of the Company's fleet is now 42 Boeing 747 freighter aircraft.

     o The Company discussed the status of the cash which had been placed in a trust ("Trust") for the benefit of the creditors of Polar Air Cargo, Inc., a subsidiary of the Company ("Polar"), pursuant to the Company's and its subsidiaries' joint plan of reorganization ("Plan"), which was previously discussed in the Company's 2004 10-K. The Company noted that $15 million of the balance remaining in the Trust after meeting allowed claims against the Trust was returned to the Company last week. The Company further noted that the Trust (which had originally contained $40.2 million) continues to maintain a


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         small residual balance to handle remaining outstanding claims against
         Polar. Pursuant to the Plan, any balance remaining in the Trust after such outstanding claims are resolved will revert to the Company.

     o It is the Company's current expectation that it will file in the middle of August 2005 its unaudited financial results for the three months ended March 31, 2005 and the comparable 2004 period, including its condensed consolidated statements of operations and condensed consolidated statements of cash flows, as well as the Company's condensed consolidated balance sheets at March 31, 2005 and December 31, 2004 (audited), and the notes to such financial statements.

     o It is the Company's current expectation that it will issue around or about the middle of September 2005 a press release announcing its financial results for the fiscal quarter ended June 30, 2005.

     o The Company disclosed that at June 30, 2005, the total debt (face amount) reflected on its balance sheet measured approximately $725 million.

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to certain current and future events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company and its subsidiaries (collectively, the "companies") that may cause the actual results of the companies to be materially different from any future results, express or implied, in such forward-looking statements. Factors that could cause actual results to differ materially from those forward-looking statements with respect to other matters include, but are not limited to, the following: the ability of the companies to operate pursuant to the terms of their financing facilities; the ability of the companies to obtain and maintain normal terms with vendors and service providers; the companies' ability to maintain contracts that are critical to their operations; the ability of the companies to fund and execute their business plan; the ability of the companies to attract, motivate and/or retain key executives and associates; the ability of the companies to attract and retain customers; the continued availability of our wide-body aircraft; demand for cargo services in the markets in which the companies operate; economic conditions; the effects of any hostilities or act of war (in the Middle East or elsewhere) or any terrorist attack; labor costs and relations; financing costs; the cost and availability of war risk insurance; our ability to remedy weaknesses in our internal controls over financial reporting; aviation fuel costs; security-related costs; competitive pressures on pricing (especially from lower-cost competitors); volatility in the international currency markets; weather conditions; government legislation and regulation; consumer perceptions of the companies' products and services; pending and future litigation; the market acceptance of the Common Stock; and other risks and uncertainties set forth from time to time in the Company's reports to the SEC.


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For additional information, we refer you to the risk factors set forth under the heading "Risk Factors" in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed by the Company with the SEC on June 30, 2005 and in the companies' plan of reorganization, as amended, which is set forth in the Current Report on Form 8-K filed by the Company with the SEC on July 26, 2004. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed.

The Company assumes no obligation to update the statements contained in this release to reflect future results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.











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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Atlas Air Worldwide Holdings, Inc.

Dated: July 27, 2005                 By:    /s/ John W. Dietrich
                                           -------------------------------------
                                           Name:  John W. Dietrich
                                           Title: Senior Vice President,
                                           General Counsel and
                                           Chief Human Resources Officer












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